UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 19, 2012

Lakeland Bancorp, Inc.
(Exact name of registrant as specified in its charter)

New Jersey	000-17820	22-2953275
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

250 Oak Ridge Road, Oak Ridge, New Jersey	07438
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   (973) 697-2000

________________________________________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

In a press release disseminated on March 19, 2012, Lakeland Bancorp, Inc. announced that it had declared a 5% stock dividend per common share payable on April 16, 2012 to shareholders of record at the close of business March 30, 2012.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

The following exhibit is attached to this Current Report on Form 8-K:

Exhibit 99.1	Press Release dated March 19, 2012.

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lakeland Bancorp, Inc. (Registrant)
March 19, 2012 (Date)	/s/ THOMAS J. SHARA Thomas J. Shara President and Chief Executive Officer

Exhibit Index

Exhibit Number	Description
99.1	Press Release dated March 19, 2012.